United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2006 (September 6, 2006)
ISORAY, INC. (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-14247 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of principal executive offices) (Zip Code)

(509) 375-1202
(Registrant's telephone number)

ITEM 2.02 Results of Operations and Financial Condition

On September 6, 2006, IsoRay, Inc. (the "Registrant") issued a press release regarding its preliminary financial results for the fiscal year ended June 30, 2006 and anticipated first quarter of fiscal year 2007, ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filed under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release, dated September 6, 2006.

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 7, 2006

IsoRay, Inc., a Minnesota corporation By: /s/ Roger E. Girard Roger E. Girard, CEO